Portfolio of Investments (unaudited)
As of September 30, 2023
The India Fund, Inc.

	Shares	Value
COMMON STOCKS—101.1%
INDIA—101.1%
Communication Services—6.8%
Affle India Ltd.(a)	386,766	$ 5,139,320
Bharti Airtel Ltd.	2,135,010	23,791,560
Info Edge India Ltd.	98,700	4,946,681
		33,877,561
Consumer Discretionary—8.2%
Mahindra & Mahindra Ltd.	638,136	11,927,946
Maruti Suzuki India Ltd.	136,952	17,421,955
Titan Co. Ltd.	299,882	11,343,650
		40,693,551
Consumer Staples—11.7%
Hindustan Unilever Ltd.	929,372	27,600,425
ITC Ltd.	2,708,277	14,441,091
Nestle India Ltd.	37,500	10,124,859
Tata Consumer Products Ltd.	550,000	5,800,927
		57,967,302
Energy—2.9%
Aegis Logistics Ltd.	3,595,288	14,261,411
Financials—28.9%
Aptus Value Housing Finance India Ltd.	2,446,358	8,625,757
Axis Bank Ltd.	1,378,855	17,166,113
HDFC Bank Ltd.	2,150,542	39,429,093
ICICI Bank Ltd.	3,647,684	41,839,076
Kotak Mahindra Bank Ltd.	486,294	10,138,162
PB Fintech Ltd.(a)	829,965	7,621,908
SBI Life Insurance Co. Ltd.(b)	1,182,396	18,612,558
		143,432,667
Health Care—7.9%
Fortis Healthcare Ltd.	2,928,200	11,991,424
JB Chemicals & Pharmaceuticals Ltd.	395,661	7,051,553
Syngene International Ltd.(b)	1,166,661	11,259,781
Vijaya Diagnostic Centre Pvt Ltd.	1,501,100	9,008,453
		39,311,211
Industrials—9.3%
ABB India Ltd.	181,709	8,952,881
Container Corp. Of India Ltd.	711,515	6,121,960
KEI Industries Ltd.	222,500	7,085,452
Shares		Value

Larsen & Toubro Ltd.	535,837	$ 19,484,278
Siemens Ltd.	99,300	4,374,677
		46,019,248
Information Technology—8.6%
Infosys Ltd.	1,409,444	24,123,868
Tata Consultancy Services Ltd.	438,538	18,549,711
		42,673,579
Materials—7.5%
Asian Paints Ltd.	193,242	7,356,319
Coromandel International Ltd.	55,027	756,782
Hindalco Industries Ltd.	1,335,673	7,889,527
UltraTech Cement Ltd.	216,134	21,498,629
		37,501,257
Real Estate—3.9%
Godrej Properties Ltd.(a)	554,915	10,361,125
Prestige Estates Projects Ltd.	1,269,469	9,200,774
		19,561,899
Utilities—5.4%
Power Grid Corp. of India Ltd.	8,845,578	21,279,854
ReNew Energy Global PLC, Class A(a)	991,812	5,385,539
		26,665,393
Total India		501,965,079
Total Common Stocks		501,965,079
SHORT-TERM INVESTMENT—0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.29%(c)	687,152	687,152
Total Short-Term Investment		687,152
Total Investments (Cost $323,897,524)—101.2%		502,652,231
Liabilities in Excess of Other Assets—(1.2%)		(5,894,327)
Net Assets—100.0%		$496,757,904

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of September 30, 2023.

PLC	Public Limited Company

See accompanying  Notes to Portfolio of Investments.

Notes to Portfolio of Investments
September 30, 2023 (unaudited)

1.    Summary of Significant Accounting Policies
a.    Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors (the "Board") designated abrdn Asia Limited (“abrdn Asia” or the “Investment Manager”) as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Registered investment companies are valued at their NAV as reported by such company. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the  Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
2